Safe Harbor

This presentation includes forward-looking statements that are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers and listeners are cautioned that such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described.

The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are set forth in the company's periodic filings with the US Securities and Exchange Commission. The company undertakes no obligation to update the results of these forward-looking statements to reflect events or circumstances after today or to reflect the occurrence of unanticipated events. This presentation does not constitute an offer to sell securities including but not limited to within any jurisdiction in which the sale of such securities would be unlawful. This presentation does not constitute a solicitation or offer to sell securities. Any securities which may be offered by the company as contemplated by the terms described herein will be offered without registration under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon the exemption from registration afforded by Section 4(2) of the Securities act and Regulation D, Rule 506 promulgated thereunder. Such offer and the information set forth herein have not been reviewed, approved or disapproved, nor has the accuracy or adequacy of the information set forth herein been passed upon, by the Securities and Exchange Commission or any state securities administrator. Any representation to the contrary is a criminal offense. An investment in the securities offered by the company is speculative and involves a high degree of risk. Investment in the securities offered hereby is suitable only for persons of substantial financial means who can afford a total loss of their investment.



2 YEARS OF VOCAL

Vocal is a product by **Jerrick Media Holdings, Inc. (OTCQB: JMDA)**

On 11.30.16 we launched Vocal...

What is Vocal?

Vocal is a platform that provides storytelling tools and engaged communities for writers, musicians, filmmakers, artists, and brands to get discovered and fund their creativity.



Draft
Preview
Submit
It is a rare occasion that one gets
really pick the brain of an artist
sound they truly admire, so when
chance to interview Alison Wond
that I had a small fan girl momen
Top tracks for Alison W
1 Church
2 High
Vocal
Join
Sign In
Home
Culture
Arts + Entertainment
Food + Drink
All Topics
Vocal is a platform for discovering and supporting creators.
Start creating
Explore Communities
humans
BLUSH
Beat
Staff Picks
Shirley Yates
an hour ago

For creators, by creators.

Vocal's network of 34 communities presents stories from over 360,000 creators within a beautiful, mobile-first user interface.

Why creators choose Vocal:

- ✓ Engaged communities
- ✓ Best-in-class tools for storytelling
- ✓ Monetization opportunities
- ✓ Human led moderation and curation
- ✓ It's simpler than other blog CMS



Vocal
Popular Communities
Beat
families
WANDER
humans
MOTIVATION
journal
BLUSH
GAMERS
PROOF
Trending Creators
Samantha Bentley
WatchMojo
HUM Nutrition
Explore Topics
Culture
Home + Travel
Food + Drink
Lifestyle
Love + Relationships
Health + Wellness
Arts + Entertainment
Science + Tech

Diverse creators and audiences.

Vocal's communities are powered by influential creators and their stories, attracting an authentic and trustworthy audience of over **7 million monthly unique visitors** and growing.

Age	Global	Device	Gender
59% 18-34	**57%** US	**78%** Mobile	**40%** Male
21% 34-54	**14%** UK	**19%** Desktop	**60%** Female



Over the past 2 years, stories created on Vocal have inspired millions of people around the world to...

Discover new music


Beat
Home
Culture
Arts + Entertainment
Food + Drink
All Topics
Soundcloud Artists You Should Check Out...
Some of my current favourite discoveries.
by SAMANTHA BENTLEY 9 months ago in PLAYLIST
Camden Cox
Gold
SOUNDCLOUD
Share
I spend a lot of my time going through my Soundcloud stream and discover sections. I find so much new music and new artists this way it is

Get over their ex


humans
Home Culture Arts + Entertainment Food + Drink All Topics
13 Signs Your Breakup Was a Blessing in Disguise
Was your breakup really awful? Look twice—it could have been a blessing in disguise.
by OSSIANA M. TEPFENHART 4 months ago in BREAKUPS
Ladies and gentlemen, I have been the center of some really ugly breakups.

Fund their Kickstarter


WANDER
Home
Culture
Arts + Entertainment
Food + Drink
All Topics
Soulstice's Kickstarter Lets You Save the Rainforest, One Bracelet at a Time
Soulstice has teamed up with Rainforest Trust to save the rapidly disappearing Amazon. Here's how you can help.
by NICOLA P. YOUNG 2 months ago in FEATURE
SOULSTICE
PLAY
This bracelet will save an
ENTIRE ACRE of endangered rainforest.

Voice their opinions


SWAMP
Join
Sign In
Home
Culture
Arts + Entertainment
Food + Drink
All Topics
Dear Donald,
Dear Donald
Open letters to the President of the United States from the people of the world. Submit your own grievances, praises, and suggestions through Vocal today.
Madeline Basirico
2 hours ago
DUMB TRUMP

Share their #metoo stories


VIVA
Join
Sign In
Home
Culture
Arts + Entertainment
Food + Drink
All Topics
#metoo
#metoo
You are not alone. Together we can de-stigmatize speaking out about our experiences with sexual harassment, assault, and more.
Shelby Taylor
5 hours ago

Admire their courage


families
Home
Culture
Arts + Entertainment
Food + Drink
All Topics
Placing My Daughter for Adoption
The Most Easy and Most Difficult Thing I Have Ever Done
by ALEXIS FOX 2 months ago in ADOPTION
The moment I found out I was pregnant was very
raw for me. It was a moment I was not expecting to

Creators have helped us accomplish some amazing milestones...


360,518
Creators have joined Vocal


41,227,109
Words published by creators


151,329,821
Total minutes spent reading stories on Vocal

Here's what we've added over the past two years to make Vocal's experience as productive as possible.

We launched 28 new communities

Based on our users' diverse interests and passions, we've added 28 new topic-specific sites to Vocal's network, for a total of 34 communities.


01
Beat
BLUSH
CLEATS
CRIMINAL
Education
families
FEAST
GAMERS
HORROR
humans
journal
LIFEHACK
MOTIVATION
PetLife
PHOTOGRAPHY
Poets
Potent
PROOF
psyche
SERVE
chain
SWAMP
trader
UNBALANCED
VIVA
WANDER
WHEEL

We made discovery easier & faster

We introduced a network wide search feature, that allows readers to easily discover creators and their stories faster than ever, with an average search speed of 12ms.



Vocal
relationships
Stories
Creators
Collections
Communities
Bekah Dee
13 hours ago

We reinvented a canvas for creators

Whether it's a YouTube video, Spotify playlist or Amazon product, Vocal is designed to let creators easily embed almost anything into their story.

Unsplash

Pictures make every story better.

We integrated Unsplash - the premiere platform for beautiful, license-free photos - to help Vocal creators add some visual power.



Stories > Draft
Submit
portrait
Previous
129,098 results
Next

stripe

We gave creators a Wallet

We redesigned the way we show creators their earnings and analytics, providing more granular insights on how their stories perform. Additionally, we integrated Stripe Express, simplifying the on-boarding experience for U.S. creators.


Vocal
Home
Culture
Arts + Entertainment
Food + Drink
All Topics
Earnings from reads
$311.58
14,194 reads
Go to stats
Current Balance
$41.58
Request withdrawal

We made it easier to support creators

We made it simple for the Vocal audience to show appreciation for their favorite creators by Tipping. It's simple, secure and supports Apple Pay.



Now Reading
How to Use Yoga to Heal Injuries
yoga practice could be the thing that makes your week that little bit brighter and makes you feel a little bit more human.
YOGA
Love what you read?
Give Samantha a tip!
That helps us and the creator.
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The future is non-interruption based advertising...

Stop advertising.
Start storytelling.

Since inception, Vocal has helped brands talk about their products in more authentic ways, building brand affinity and driving conversions.


I Tried HUM's Daily Cleanse Supplement & Here's What Happened
Sponsored by Hum on Viva


Kuri's Story Science Fiction Contest
Sponsored by Kuri on Futurism


The Black Friday Roundup: 12 Beauty Investments You Need to Buy
Sponsored by Foreo on Blush


Top 10 Worst Things About Dating
Sponsored by WatchMojo + LELO

The future is partnering with creators and brands…

Creators

Platform processing fees
Brand collaborations
Creator subscriptions

Brands

Vocal Agency
Affiliated sales
Brand subscriptions


Vocal
Partnership marketplace
Creators
Platform processing fees
Brand collaborations
Creator subscriptions
Brands
Vocal Agency
Affiliated sales
Brand subscriptions

The future is platform based...


Creators
Seek engagement & monetization
Give moderation & direct monetization
Give compelling content to consume
Get revenue sharing, quality stories
Get engagement, monetization via gifts/pledges
Vocal
Seeks revenue & growth
Readers
Seek compelling content
Get moderation, content, tools
Get compelling brand content
Give revenues
Give engaged audience & conversions
Brands
Seek customers

The future is in filling the need...


Creator Tools
Vocal
Social Media
Create
Amplify
Behance
dribbble
Spotify
YouTube
vimeo
twitch
wattpad
Medium
VSCO
amazonkindle
chain
facebook
YouTube
Pinterest
Google+
t
LinkedIn
reddit

The future is in planning ahead...


CES / Australia
January
Vocal NEXT replatform complete
February
Meet with strategic investor community
March
Introduce creator subscriptions
April
Introduce brand subscriptions
May
Begin up-listing process
June
Eliminate burn
July
File second quarter
August
Up-list to NASDAQ
September

The future is Vocal.

2years.vocal.media